THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln InReach VUL ONE 2014, Lincoln Momentum VULone, Lincoln Momentum VULone 2005,

Lincoln Momentum VULone 2007, Lincoln VUL CV III Elite, Lincoln VUL DB II Elite, Lincoln VULcv II ES, Lincoln VULdb ES

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Momentum SVULone, Lincoln Momentum SVULone 2007, Lincoln SVUL II ES,

Lincoln SVUL III Elite, Lincoln SVUL ONE 2007, Lincoln SVUL ONE Elite

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CV4 Elite VUL, Lincoln CVUL III Elite

Lincoln Life Flexible Premium Variable Life Account JF-A

Ensemble Accumulator, Ensemble Exec, Ensemble Exec VUL 2006, Ensemble Protector

Lincoln Life Flexible Premium Variable Account JF-C

Ensemble SL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

AssetEdge, AssetEdge Exec, Lincoln Momentum VULone, Lincoln Momentum VULone 2005,

Lincoln VUL CV III Elite, Lincoln VUL CV IV Elite, Lincoln VUL DB II Elite, Lincoln VUL DB IV Elite,

Lincoln VUL ONE, Lincoln VUL ONE 2005, Lincoln VUL ONE 2007, Lincoln VUL ONE 2010,

Lincoln VULcv II ES, Lincoln VULdb ES

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln PreservationEdge SVUL, Lincoln SVUL II ES, Lincoln SVUL III Elite, Lincoln SVUL ONE 2007, Lincoln SVUL ONE Elite, Lincoln SVUL-IV Elite

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CV4 Elite VUL NY, Lincoln CVUL III Elite

Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B

Ensemble II

Supplement dated July 24, 2024 to the Prospectus

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Board of Trustees (“Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) approved an Agreement and Plan of Reorganization to merge the LVIP Wellington Capital Growth Fund with and into the LVIP American Century Ultra® Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Reorganization is not expected to be a taxable event for Policy Owners. A meeting of shareholders to consider the Reorganization is scheduled to be held on or about August 9, 2024, and the Fund’s Reorganization is expected to be completed on or about August 23, 2024 (“Closing Date”).

At any time prior to the Closing Date, Policy Owners may transfer out of the Fund consistent with the transfer provisions applicable to the variable life product prospectus. Policy Owners may transfer into any other available investment option under their Policy. Please see your variable product prospectus for information about other funds available for investment within your Policy and for more information on transfers, including any restrictions on transfer into the Fund before the Closing Date.

As a result of this Reorganization, the LVIP American Century Ultra® Fund (Standard Class) will be added as an investment option to your Policy on or about August 23, 2024. For more information, refer to the funds prospectus.

You can find the fund prospectus and other information about the Policy online at www.lfg.com/VULprospectus. You can also obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this supplement for future reference.